SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 23, 2009

Patriot National Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Connecticut	000-29599	06-1559137
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Bedford Street, Stamford, Connecticut  06901
(Address of principal executive offices)

(203) 324-7500
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01	Financial Statements and Exhibits
SIGNATURES EXHIBIT INDEX
Exhibit 99.1	Letter of Resignation from Brian A. Fitzgerald

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 23, 2009, Brian A. Fitzgerald resigned as a director of Patriot National Bancorp, Inc. (the “Company”) and the Company’s wholly owned subsidiary, Patriot National  Bank effective as of September 23, 2009 due to health reasons.

Mr. Fitzgerald served on the following committees: Asset and Liability Committee, Audit Committee, Compensation Committee, Loan Committee and Personnel Committee.

For additional information, reference is made to Mr. Fitzgerald’s letter of resignation dated as of September 23, 2009, which is included as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits (a) Not Applicable. (b) Not Applicable. (c) Exhibits.

Exhibit No.	Description
99.1	Letter of Resignation from Brian A. Fitzgerald dated September 23, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT NATIONAL BANCORP, INC.
Registrant

September 28, 2009	By: /s/ Charles F. Howell
Charles F. Howell
President